UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

Live Oak ACQUISITION CORP. V

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42540	61-2235506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4921 William Arnold Road
Memphis TN	38117
(Address of principal executive offices)	(Zip Code)

(901) 270-3107

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LOKVU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	LOKV	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LOKVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Live Oak Acquisition Corp. V, a Cayman Islands exempted company (“Live Oak”), which is a party to the previously-disclosed Agreement and Plan of Merger, dated as of November 14, 2025 (as amended, and as may be further amended or supplemented, the “Merger Agreement”) relating to Live Oak’s proposed initial business combination (“Business Combination”)  with Teamshares Inc. (“Teamshares”), has entered into Non-Redemption Agreements (the “Non-Redemption Agreements”), dated as of June 5, 2026, with unaffiliated third-party shareholders of Live Oak (each, a “NRA Investor” and collectively, the “NRA Investors”) and Live Oak Sponsor V LLC, a Delaware limited liability company (the “Sponsor”) in connection with the anticipated consummation of the proposed Business Combination (the “Closing”)  in accordance with the terms of the Merger Agreement.

Pursuant to the Non-Redemption Agreements, the NRA Investors agreed not to redeem an aggregate of 276,646 Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), of Live Oak (the “Non-Redeemed Shares”) at the extraordinary general meeting (the “Meeting”) of Live Oak shareholders to be held on June 16, 2026 to consider and vote on proposals related to the Business Combination. In exchange for the foregoing commitment to Live Oak to not redeem the Non-Redeemed Shares, the Sponsor has agreed to transfer to the NRA Investors, contemporaneously with the Closing, an aggregate of 37,171 Class A ordinary shares (“Founder Shares”) held by the Sponsor, provided that such NRA Investors do not exercise their respective redemption rights with respect to the Non-Redeemed Shares in connection with the Meeting. The Non-Redemption Agreements are expected to reduce the number of Live Oak public shares that may be redeemed in accordance with the terms of Live Oak’s governing documents in connection with the Closing.

The foregoing description of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Additional Information and Where to Find It

A Registration Statement on Form S-4 filed with the SEC by Live Oak and Teamshares has been filed with, and been declared effective by, the U.S. Securities and Exchange Commission (the “SEC”). Live Oak has also filed or will file with the SEC a proxy statement (the “Proxy Statement”) setting forth proposals to be presented to Live Oak shareholders of record as of the Record Date at an extraordinary general meeting of Live Oak shareholders, which Proxy Statement also contains information about how to vote shares and how to attend the Shareholder Meeting. SHAREHOLDERS OF LIVE OAK AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT IN CONNECTION WITH LIVE OAK’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT LIVE OAK, TEAMSHARES AND THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain copies of the Registration Statement and the Proxy Statement, without charge on the SEC’s website at www.sec.gov or by directing a request to: Live Oak Acquisition Corp. V, 4921 William Arnold Road, Memphis, TN, 38117 United States, Attn: Richard Hendrix, Chairman & Chief Executive Officer.

Participants in the Solicitation

Live Oak, Teamshares and their respective directors, executive officers and other members of their management and employees, as applicable, may be deemed to be participants in the solicitation of proxies from Live Oak’s shareholders in connection with the proposed Business Combination. Live Oak shareholders and other interested persons may obtain more detailed information regarding the names, affiliations and interests of certain of Live Oak’s directors and officers in the solicitation by reading Live Oak’s final prospectus filed with the SEC on February 28, 2025 in connection with Live Oak’s initial public offering, Live Oak’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 30, 2026, and Live Oak’s other public filings with the SEC, including the Registration Statement and the Proxy Statement. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination, which may, in some cases, be different from those of shareholders generally, are set forth in the Registration Statement relating to the proposed Business Combination. These documents can be obtained free of charge from the source indicated above.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. federal securities laws. Actual results of Live Oak, Teamshares and the public company resulting from the proposed Business Combination (the “Combined Company”) may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Current Report. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement with respect to the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination and definitive agreements with respect thereto; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the shareholders of Teamshares and Live Oak or other conditions to Closing; (4) the inability to obtain or maintain the listing of Combined Company shares on Nasdaq or another national securities exchange following the proposed Business Combination; (5) the ability of Live Oak to remain current with its SEC filings; (6) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (7) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Live Oak and Teamshares after the Closing to grow and manage growth profitably and retain its key employees; (8) costs related to the proposed Business Combination; (9) changes in applicable laws or regulations; (10) the inability of Teamshares to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination; (11) the risk that additional financing in connection with the proposed Business Combination, or additional capital needed following the proposed Business Combination to support Teamshares’ business or operations, may not be raised on favorable terms or at all; (12) the evolution of the markets in which Teamshares competes; (13) the ability of Teamshares to implement its strategic initiatives and continue to innovate its existing products and services; (14) the level of redemptions of Live Oak’s public shareholders; and (15) other risks and uncertainties included in documents filed or to be filed with the SEC by Live Oak and/or Teamshares.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Live Oak and Teamshares from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither Live Oak nor Teamshares presently knows, or that Live Oak and/or Teamshares currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Current Report. Past performance by Live Oak’s or Teamshares’ management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Live Oak’s or Teamshares’ management teams or businesses associated with them as indicative of future performance of an investment or the returns that Live Oak or Teamshares will, or may, generate going forward. Neither Live Oak nor Teamshares undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Current Report, except as required by applicable law.

No Offer or Solicitation

This Current Report is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK ACQUISITION CORP. V

By:	/s/ Richard Hendrix
Name:	Richard Hendrix
Title:	Chief Executive Officer

Dated: June 9, 2026

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